   UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  June 25, 2012

BLUE CALYPSO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

              000-53981                                                            20-8610073

                  (Commission File Number)                              (IRS Employer Identification No.)

      19111 North Dallas Parkway, Suite 200

          Dallas, TX                                                                                  75287

(Address of Principal Executive Offices)                                                        (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On June 14, 2012, Blue Calypso, Inc. (the “Company”) commenced a private offering (the “Private Placement”) of up to $10,000,000 of Units (the “Units”), at a purchase price of $1.00 per Unit. Each Unit consists of: (i) two shares of the Company’s common stock, par value $0.0001 per shares (the “Common Stock”) and (ii) a warrant to purchase one share of Common Stock (the “Warrant”).  The Warrant is exercisable for a term of two years at an exercise price of $0.75 per share.

As of July 26, 2012, the Company has issued and sold an aggregate of 240,000 Units in the Private Placement in consideration of gross cash proceeds of $240,000. As a result, the Company has issued an aggregate of 480,000 shares of Common Stock and Warrants to purchase an aggregate of 240,000 shares of Common Stock.  WFG Investments, Inc. (“WFG”) is acting as placement agent in connection with the Private Placement and is entitled to receive a commission equal to 10% of any subscriptions received and Warrants to purchase 3% of the number of shares of Common Stock included in the Units sold in the Private Placement. As of July 26, 2012, WFG is entitled to receive a cash fee of $24,000 and Warrants to purchase 14,400 shares of Common Stock.

Copies of the Form of Subscription Agreement and Form of Warrant utilized in the Private Placement are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The descriptions of certain terms of the Form of Subscription Agreement and Form of Warrant set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the Form of Subscription Agreement and Form of Warrant, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporate herein by reference.

The foregoing securities were sold to a limited number of accredited investors, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder without payment of commissions to any person. The securities may not be transferred or sold absent registration under the Securities Act or the availability of an applicable exemption therefrom.

Item 3.02        Unregistered Sale of Equity Securities.

The information provided under Item 1.01 regarding the unregistered sale of equity securities is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

10.1                 Form of Subscription Agreement – June 2012 Private Placement

10.2                 Form of Warrant – June 2012 Private Placement

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       BLUE CALYPSO, INC.

Date:  July 27, 2012                                                            By: /s/David Polster_______

                                                                                                 David Polster

                                                                                                 Chief Financial Officer